POWER OF ATTORNEY

     The undersigned officers and Directors of the Wall Street Fund, Inc. (the "Fund") hereby appoint Robert P. Morse and/or Michael Linburn, as attorneys-in-fact and agents, with the power, to execute, and to file any of the documents referred to below relating to the initial registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "Act") and the registration of the Fund's securities under the Securities Act of 1933, as amended (the "Securities Act") including the Fund's Registration Statement on Form N-1A, any and all amendments thereto, including all exhibits and any documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order rulings. Each of the undersigned grants to the said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Directors hereby execute this Power of Attorney as of this 13th day of September, 2001.

Name                                             Title
/s/ Robert P. Morse
-------------------------                    Chairman, Director and President
Robert P. Morse

/s/ Michael R. Linburn
-------------------------                    Vice President and Secretary
Michael R. Linburn

/s/ Jian H. Wang
-------------------------                    Vice President and Treasurer
Jian H. Wang

/s/  Laurence R. Golding
-------------------------                    Vice President
Laurence R. Golding

/s/ Clifton H.W. Maloney
-------------------------                    Director
Clifton H.W. Maloney

/s/ Sharon A. Queeney
-------------------------                    Director
Sharon A. Queeney

/s/ Harlan K. Ullman
-------------------------                    Director
Harlan K. Ullman

/s/ Edward F. McCann
-------------------------                    Director
Edward F. McCann